Taxes on Income	12 Months Ended
Dec. 31, 2015
Taxes on Income [Abstract]
TAXES ON INCOME
NOTE 8:-	TAXES ON INCOME

a.	Tax rates:

Taxable income is subject to the Israeli corporate tax at the rate as follows: 2013 – 25%, 2014 and 2015 – 26.5%. On January 5, 2016, the Israeli parliament approved the reduction of the corporate tax rate to 25%, starting from January 1, 2016. Israeli companies are generally subject to Capital Gains Tax at the corporate tax rate.

b.	Net operating losses carryforwards:

As of December 31, 2015, the Company has accumulated losses for tax purposes in the amount of $6 million which may be carried forward and offset against taxable income for an indefinite period.

As of December 31, 2015, the Company's subsidiary has accumulated losses for tax purposes in the amount of $4.4 million which may be carried forward and offset against taxable income for an indefinite period.

c.	Accounting for uncertainty in income taxes:

For the years ended December 31, 2013, 2014 and 2015, the Company did not have any unrecognized tax benefits and no interest and penalties related to unrecognized tax benefits had been accrued. The Company does not expect that the amount of unrecognized tax benefits will change significantly within the next 12 months.

d.	Tax assessments:

Tax reports filed by the Company and the Company's subsidiary through the year ended December 31, 2009 are considered final.

e.	Deferred taxes on income:

Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2014	2015

Deferred tax assets
Operating loss carryforward	$2,211,316	$2,784,560
Temporary differences	270,854	161,500

Total deferred tax assets	2,482,170	2,946,060
Valuation allowance	(2,482,170)	(2,946,060)

Net deferred tax assets	$-	$-

The net change in the total valuation allowance for the year ended December 31, 2015 primarily relates to an increase in deferred taxes on NOL's for which a full valuation allowance was recorded. In assessing the likelihood that deferred tax assets will be realized, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences and tax loss carryforwards are deductible.

f.	Reconciliation of the theoretical tax benefit and the actual tax expense:

	Year endedDecember 31,
	2013	2014	2015

Loss before tax benefit	$(1,591,189)	$(2,164,368)	$(1,773,655)

Statutory tax rate	25%	26.5%	26.5%

Income tax benefit	397,797	573,557	470,019
Effect of:
Losses and timing differences for which valuation allowance was provided, net	(608,613)	(112,002)	(463,890)
Change of deferred tax as result of tax rate change	280,339	-	-
Foreign exchange differences (*)	-	(286,106)	(10,104)
Non-deductible expenses and other permanent differences	(68,354)	(162,870)	(482)
Other	(1,169)	(12,579)	4,457

Income tax expense recognized in profit or loss	$-	$-	$-

(*)	Results for tax purposes are measured under measurement of results for tax purposes under the Income Tax (Inflationary Adjustments) Law, 1985, in terms of earnings in NIS. As explained in Note 2b, the financial statements are measured in U.S. dollars. The difference between the annual change in the NIS/dollar exchange rate causes a difference between taxable income and the income before taxes shown in the financial statements. In accordance with ASC 740-10-25-3(F), the Company has not provided deferred income taxes in respect of the difference between the functional currency and the tax bases of assets and liabilities.